UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2026

BHAV ACQUISITION CORP
(Exact name of registrant as specified in its charter)

Cayman Islands	001-43200	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

255 Old New Brunswick Rd., Suite N210 Piscataway, NJ 08854
(Address of principal executive offices and zip code)

(732) 612-9552

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one right to acquire one-fourth of one Class A ordinary share	BHAVU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BHAV	The Nasdaq Stock Market LLC
Rights, each right to acquire one-fourth of one Class A ordinary share	BHAVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

General Description of the Business Combination Agreement

On November 3, 2026, BHAV Acquisition Corp, a Cayman Islands exempted company (“BHAV”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with Nemi Corp., a Texas corporation (“Nemi” and, after the First Effective Time, “Pubco”), Merger Sub 1, a Cayman Islands exempted company and a wholly-owned subsidiary of Nemi (“Merger Sub 1”), Nemi LLC, a Delaware limited liability company and a wholly-owned subsidiary of Nemi (“Merger Sub 2” and together with Merger Sub 1, the “Merger Subs”), and BNC Motors Pvt. Ltd, a private limited company incorporated under the (Indian) Companies Act, 2013 and subsidiary of Nemi (“BNC” and, together with Nemi and Merger Subs, the “Nemi Parties”). Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Business Combination Agreement.

Pursuant to the Business Combination Agreement and subject to the terms and conditions set forth therein, at the closing (the “Closing”, and the date and time of the Closing, the “Closing Date”) of the transactions contemplated by the Business Combination Agreement (the “Transactions”), (i) Merger Sub 1 will merge with and into BHAV (“Merger 1”), with BHAV continuing as the surviving entity and wholly-owned subsidiary of Pubco (the “First Surviving Subsidiary”), as a result of which all of BHAV’s securities issued and outstanding as of immediately prior to the effective time of the Merger 1 (such effective time of Merger 1, the “First Effective Time”) (other than dissenting shares, treasury shares and shares redeemed in the Redemption, as defined below) will be cancelled and extinguished in exchange for the right to receive newly-issued securities of Pubco, as follows: (a) immediately prior to the First Effective Time, each Class B ordinary share, par value $0.0001 per share, of BHAV (“BHAV Class B Ordinary Share”) will automatically convert into one Class A ordinary share, par value $0.0001 per share, of BHAV (“BHAV Class A Ordinary Share”) in accordance with BHAV’s organizational documents, and at the First Effective Time each BHAV Class A Ordinary Share (including those issued upon conversion) will be converted into the right to receive one newly-issued share of Class A Common Stock, par value $0.0001 per share, of Pubco (“Pubco Class A Common Stock”), except that each BHAV Class A Ordinary Share held by the Sponsor (as defined below) that the Sponsor has allocated to BHAV’s Chief Executive Officer, Giri Devanur, as set forth in the Business Combination Agreement (the “Devanur Sponsor Shares”), will instead be converted into the right to receive one newly-issued share of Class B Common Stock, par value $0.0001 per share, of Pubco (“Pubco Class B Common Stock” and, together with the Pubco Class A Common Stock, “Pubco Common Stock”); and (b) immediately prior to the First Effective Time, each BHAV share right (entitling holders thereof to the right to receive one-fourth (1/4) of one BHAV Class A Ordinary Share) (“BHAV Share Right”) outstanding will be converted into one-fourth (1/4) of one BHAV Class A Ordinary Share (with any fractional shares rounded down to the nearest whole share), and each resulting BHAV Class A Ordinary Share will be converted into the right to receive one newly issued share of Pubco Class A Common Stock, and (ii) at the Second Effective Time (as defined below), the First Surviving Subsidiary will merge with and into Merger Sub 2, with Merger Sub 2 continuing as the surviving entity and a wholly-owned subsidiary of Pubco (“Merger 2” and, together with Merger 1, the “Mergers”), as a result of which each share of the First Surviving Subsidiary will be cancelled and converted into membership interests of Merger Sub 2 (such effective time of Merger 2, the “Second Effective Time”).

Immediately prior to the First Effective Time, the issued and outstanding shares of Nemi (“Pre-Recapitalization Shares”) will be converted into (i) recapitalized shares of Pubco Class A Common Stock, entitling holders thereof to one vote per share on all matters on which holders of shares of Pubco Common Stock are entitled to vote in accordance with the terms of the amended and restated certificate of formation of Pubco, to be adopted in connection with the consummation of the Transactions (the “Proposed Charter”); and (ii) solely with respect to the Pre-Recapitalization Shares held by Nemi’s founder and Chief Executive Officer, Anirudh Ravi Narayanan and ARN Advisory Partners (the “Class B Holders”), recapitalized shares of Pubco Class B Common Stock, which will have economic rights identical to those of the Pubco Class A Common Stock, but the holders thereof will be entitled to 10 votes per share on all matters on which holders of shares of Pubco Common Stock are entitled to vote, subject to the terms of the Proposed Charter, and each of which will be convertible on a one-for-one basis into shares of Pubco Class A Common Stock in accordance with the Proposed Charter (such conversion, the “Nemi Recapitalization”). Following the Nemi Recapitalization, Nemi’s authorized capital stock will consist of Pubco Class A Common Stock, Pubco Class B Common Stock, and Pubco blank check preferred stock, par value $0.0001 per share (“Pubco Preferred Stock”), none of which will be issued and outstanding, which shares of Pubco Preferred Stock will not be entitled to vote on any matters on which holders of Pubco Common Stock are entitled to vote in accordance with the Proposed Charter, except as required by the Texas Business Organizations Code.

Additionally, each option, warrant, restricted stock unit or other right to acquire equity securities of Nemi outstanding immediately prior to the First Effective Time, whether vested or unvested (each, a “Nemi Equity Award”), will be converted automatically into an option, warrant, restricted stock unit or other right, as applicable, to acquire a number of shares of Pubco Class A Common Stock equal to the product of (x) the number of shares of Nemi common stock subject to such Nemi Equity Award immediately prior to the First Effective Time multiplied by (y) the Exchange Ratio Prior to the First Effective Time, Nemi may also undergo one or more equity, equity-linked or convertible financings by Nemi or any of its subsidiaries, whether consummated before or after the date of the Business Combination Agreement, pursuant to which Nemi may issue or enter into simple agreements for future equity, convertible debentures, convertible notes, equity securities or any other securities of Nemi or any of its subsidiaries (“Permitted Financing Securities”), each of which will convert at the First Effective Time into shares of Pubco Class A Common Stock in accordance with its terms.

As a result of the Mergers and the other Transactions, Merger Sub 2 will become a wholly-owned subsidiary of Pubco, all upon the terms and subject to the conditions set forth in the Business Combination Agreement, and Pubco will become a publicly traded company.

Consideration

The aggregate consideration to be delivered to Nemi’s shareholders will be 40,000,000 newly issued shares of Pubco Common Stock (the “Base Recapitalized Share Number”), representing an aggregate value equal to $400 million. The Base Recapitalized Share Number will include all shares subject to Nemi Equity Awards and/or all shares issued upon conversion of any Permitted Financing Securities.

Representations and Warranties

The Business Combination Agreement contains representations and warranties that are reasonably customary for similar transactions that are made by the parties as of the date of the Business Combination Agreement, or other specified dates, solely for the benefit of certain of the parties to the Business Combination Agreement, and in certain cases are subject to specified exceptions and materiality, Material Adverse Effect, knowledge and other qualifications contained in the Business Combination Agreement or in information provided pursuant to certain disclosure schedules to the Business Combination Agreement

No Survival

The representations and warranties of the parties contained in the Business Combination Agreement terminate as of, and do not survive, the Closing, and there are no indemnification rights for another party’s breach. The covenants and agreements of the parties contained in the Business Combination Agreement do not survive the Closing, except those covenants and agreements to be performed after the Closing, which covenants and agreements will survive until fully performed.

Covenants of the Parties

Each party to the Business Combination Agreement has agreed to use its commercially reasonable efforts, and to cooperate fully with one another, to consummate the Transactions. The Business Combination Agreement also contains certain customary covenants of the parties that apply during the period between the signing of the Business Combination Agreement and the earlier of the Closing and the termination of the Business Combination Agreement (the “Interim Period”), including, without limitation, covenants relating to: (i) the provision of access to the applicable party’s properties, books and personnel; (ii) the operation of the parties’ respective businesses in the ordinary course of business; (iii) the current and timely filing of BHAV’s public filings; (iv) notifications to the other parties of certain breaches, consent requirements and other matters; (v) obtaining third party and regulatory approvals; (vi) tax matters; (vii) further assurances; (viii) public announcements; and (ix) confidentiality. The Business Combination Agreement also contains certain customary post-Closing covenants, including, without limitation, covenants relating to: (A) tax matters; (B) the maintenance of books and records; and (C) the indemnification of directors and officers.

Additionally, the parties to the Business Combination Agreement agreed as follows:

Each of BHAV and Nemi will not solicit or enter into a competing alternative transaction, in accordance with the terms and provisions set forth in the Business Combination Agreement.

BHAV will not approve, endorse or recommend, or publicly propose to approve, endorse or recommend, any Acquisition Proposal, or otherwise change, withdraw, withhold, qualify or modify its recommendation to its shareholders for approval of the Business Combination Agreement and the Transactions (a “Change in Recommendation”); provided, however, that if at any time prior to (but not after) obtaining the approval of BHAV’s shareholders, BHAV’s board of directors determines in good faith, in response to an Intervening Event after consultation with its outside legal counsel, that the failure to make a Change in Recommendation would be a breach of its fiduciary duties under applicable law, then the board may make a Change in Recommendation, provided that BHAV delivers, pursuant to procedures set forth in the Business Combination Agreement, written notice advising Nemi that BHAV’s board of directors proposes to take such action and containing the material facts underlying the board’s determination, and the board reaffirms its determination following a notice period of five business days. If requested by Nemi, BHAV will use its reasonable best efforts to engage in good faith negotiations with Nemi during such notice period to make adjustments in the terms and conditions of the Business Combination Agreement that obviate the need for a Change in Recommendation.

Nemi will use its commercially reasonable efforts to deliver to BHAV consolidated financial statements of the Target Companies as of and for the fiscal years ended December 31, 2024 and 2025, audited by an independent registered public accounting firm in accordance with PCAOB auditing standards (the “Audited Financials”), within 30 calendar days from the date of the Business Combination Agreement (the “Financial Statement Delivery Date”); provided that the Financial Statement Delivery Date is intended to be a target date to be met using reasonable best efforts, will be extended automatically to the extent any delay is attributable to the timetable of the Target Companies’ independent registered public accounting firm, the SEC or The Nasdaq Stock Market LLC (“Nasdaq”), or other regulatory processes outside Nemi’s reasonable control, and may be further extended by mutual written agreement of BHAV and Nemi. In addition, Nemi will deliver to BHAV unaudited quarterly financial information of the Target Companies through the Closing Date and Nemi will deliver to BHAV Nemi’s interim financial statements for such periods as required by applicable law or to be included in the Registration Statement (as defined below).

As promptly as reasonably practicable following the delivery of the Audited Financials (and, in any event, within 30 business days thereafter, which period will be extended for so long as the parties are diligently working on the Registration Statement), BHAV and Nemi will jointly prepare, and file with the U.S. Securities and Exchange Commission (the “SEC”), a registration statement on Form S-4 (as it may be amended from time to time, the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the securities of Pubco to be issued pursuant to the Transactions, and containing a proxy statement/prospectus for the solicitation of proxies from BHAV shareholders to approve the Business Combination Agreement, the Transactions and related matters at an extraordinary general meeting in lieu of an annual meeting of BHAV’s shareholders, and providing BHAV’s public shareholders with an opportunity to request redemption of their public shares in connection with the Transactions (the “Redemption”), as required by BHAV’s amended and restated memorandum and articles of association (the “Current Charter”) and final prospectus for BHAV’s initial public offering dated March 18, 2026.

The parties to the Business Combination Agreement agreed to take all action necessary so that, effective as of the Closing, the post-Closing board of directors of Pubco (the “Pubco Post-Closing Board”) will consist of five individuals divided into three classes designated Class I, Class II and Class III, with directors of each class serving staggered three-year terms in accordance with the Proposed Charter. One member of the Pubco Post-Closing Board will be designated by BHAV, who will be Giri Devanur (also serving as Chairperson), and four members of the Pubco Post-Closing Board will be designated by Nemi’s shareholders. At least three members of the Pubco Post-Closing Board will be required to qualify as independent directors in accordance with the requirements of Nasdaq. Immediately after the Closing, Anirudh Ravi Narayanan will be appointed to serve as the Chief Executive Officer of Pubco, and a person designated by Nemi will be appointed to serve as the Chief Financial Officer of Pubco.

Conditions to Closing

The obligations of the parties to consummate the Transactions are subject to various conditions, including the following mutual conditions of the parties, unless waived by BHAV and Nemi: (i) approval of the Business Combination Agreement and the Transactions and related matters by the requisite vote of BHAV’s shareholders; (ii) the expiration or termination of any waiting period applicable to the consummation of the Transactions under any antitrust laws; (iii) obtaining material regulatory approvals; (iv) no law or order preventing or prohibiting the Transactions; (v) appointment of Pubco’s post-closing board of directors and executive officers consistent with the requirements of the Business Combination Agreement; (vi) effectiveness of the Registration Statement; (vii) completion of the Nemi Recapitalization; (viii) amendment and restatement of Pubco’s certificate of formation; (ix) approval for listing of Pubco Class A Common Stock on Nasdaq upon the Closing; (x) adoption of Pubco’s equity incentive plan , which will provide for awards for a number of shares of Pubco Class A Common Stock equal to fifteen percent (15%) of the aggregate number of shares of Pubco Common Stock issued and outstanding immediately after the Closing on a fully diluted basis (after giving effect to the Redemption, the Nemi Recapitalization, the conversion of Permitted Financing Securities and the PIPE Financing, including shares subject to assumed Nemi Equity Awards), provided that shares available for new grants will not be less than ten percent (10%) of such fully diluted shares, and which includes an annual “evergreen” provision providing for an automatic increase in the number of shares of Pubco Class A Common Stock available for issuance; (xi) the Available Closing Cash $30 million; and (xii) completion of the Pending BNC Restructuring Steps and Nemi holding at least 99.74% of the outstanding BNC Shares.

In addition, unless waived by Nemi, the obligations of the Nemi Parties to consummate the Transactions are subject to the satisfaction of the following closing conditions, in addition to customary certificates and other closing deliveries: (i) the representations of BHAV relating to organization and standing, authorization, non-contravention, capitalization (other than the first sentence of such representation in the Business Combination Agreement) and finders and brokers being true and correct in all material respects on and as of the date of the Business Combination Agreement and as of the Closing Date; (ii) the representations and warranties of BHAV set forth in the first sentence of the capitalization representation being true and correct in all respects (except for de minimis inaccuracies) on and as of the date of the Business Combination Agreement and as of the Closing Date; (iii) all other representations and warranties of BHAV being true and correct (without giving effect to any limitations as to “materiality” or “Material Adverse Effect” or any similar limitation set forth therein) in all respects on and as of the date of the Business Combination Agreement and as of the Closing Date, as though made on and as of the Closing Date, except where the failure of such representations and warranties to be true and correct, individually and in the aggregate has not had a Material Adverse Effect; (iv) BHAV having performed in all material respects its obligations and complied in all material respects with the covenants and agreements under the Business Combination Agreement required to be performed or complied with by BHAV on or prior to the Closing Date; (v) each of the Amended Registration Rights Agreement, the Insider Letter Amendment, the Lock-Up Agreements (each such term, as defined below) with certain specified Lock-Up Parties being in full force and effect as of the Closing; (vi) BHAV having procured the written consent of the holders of a majority of the outstanding BHAV Class B Ordinary Shares waiving adjustments to the initial conversion ratio applicable to BHAV Class B Ordinary Shares, in accordance with the Current Charter; (vii) the absence of any Material Adverse Effect with respect to BHAV since the date of the Business Combination Agreement; (viii) BHAV having delivered the Trust Proceeds Estimate (as described in Section 6.18(b) of the Business Combination Agreement) and made all arrangements to cause the disbursement, at the Closing, of all Available Trust Proceeds; and (ix) BHAV having delivered a joinder to the letter agreement between Nemi and Cantor Fitzgerald & Co., in form and substance reasonably acceptable to BHAV, Nemi and Cantor Fitzgerald & Co.

Unless waived by BHAV, the obligations of BHAV to consummate the Transactions are subject to the satisfaction of the following closing conditions, in addition to customary certificates and other closing deliveries: (i) the representations of the Target Companies relating to organization and standing, authorization, capitalization (other than the first sentence of such representation in the Business Combination Agreement) and finders and brokers being true and correct (without giving effect to any limitation as to “materiality” set forth therein) in all material respects on and as of the date of the Business Combination Agreement and as of the Closing Date; (ii) the representations and warranties set forth in the first sentence of the capitalization representation being true and correct in all respects (except for de minimis inaccuracies) on and as of the date of the Business Combination Agreement and as of the Closing Date; (iii) all other representations and warranties of the Target Companies being true and correct (without giving effect to any limitation as to “materiality” or “Material Adverse Effect” or any similar limitation set forth therein) in all respects on and as of the date of the Business Combination Agreement and on and as of the Closing Date, except where the failure of such representations and warranties to be true and correct, individually and in the aggregate has not had a Material Adverse Effect; (iv) the Nemi Parties having performed in all material respects all of their respective obligations and complied in all material respects with all of their agreements and covenants under the Business Combination Agreement required to be performed or complied with on or prior to the Closing Date; (v) absence of any Material Adverse Effect with respect to the Target Companies since the date of the Business Combination Agreement; (vi) each of the Lock-Up Agreements with Nemi’s management, the Founder Lock-Up Agreements and the Amended Registration Rights Agreement being in full force and effect as of the Closing; (vii) having received resignations, in each case effective as of the Closing, of each of the directors, managers and/or officers (as applicable) of Nemi, as mutually agreed by Nemi and BHAV prior to Closing; (viii) having received employment agreements, in each case effective as of the Closing, in form and substance reasonably acceptable to BHAV and Nemi, between certain specified employees and Pubco; (ix) Nemi having delivered evidence that certain third-party consents have been received; (x) Nemi having delivered the Audited Financials to BHAV; (xi) Nemi having terminated certain agreements; and (xii) Nemi having delivered to BHAV a duly executed joinder to the underwriting agreement entered into in connection with BHAV’s initial public offering (the “IPO Underwriting Agreement”), pursuant to which Pubco will become a party to the IPO Underwriting Agreement.

Termination

The Business Combination Agreement may be terminated at any time prior to the Closing by either BHAV or Nemi if any of the conditions to the Closing have not been satisfied or waived by June 20, 2027 (the “Outside Date”); provided that if BHAV’s shareholders approve an extension of BHAV’s deadline to consummate an initial business combination beyond June 20, 2027, the Outside Date will be the last day of such extended period, or, in either case, such later date as may be agreed to in writing by BHAV and Nemi; provided, further, that the right to terminate will not be available to a party whose breach caused the failure of the Closing to occur by the Outside Date.

The Business Combination Agreement may also be terminated under certain other customary and limited circumstances at any time prior the Closing, including, among other reasons: (i) by mutual written consent of BHAV and Nemi; (ii) by either BHAV or Nemi to the other party if a governmental authority of competent jurisdiction has issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Transactions, and such order or other action has become final and non-appealable; (iii) by Nemi for BHAV’s material breach of the Business Combination Agreement, such that the related closing condition would not be met, that is not cured within the earlier of 30 calendar days after notice and the Outside Date; (iv) by BHAV for the material breach by Nemi of the Business Combination Agreement, such that the related closing condition would not be met, that is not cured within the earlier of 30 calendar days after notice and the Outside Date; (v) by BHAV, if there is an uncured and continuing Material Adverse Effect on the Target Companies; (vi) by Nemi, if there is an uncured and continuing Material Adverse Effect on BHAV; (vii) by Nemi, if BHAV’s board of directors has made a Change in Recommendations; and (viii) by either Nemi or BHAV if BHAV holds its shareholder meeting to approve the Business Combination Agreement and the Transactions, and such approval is not obtained.

If the Business Combination Agreement is terminated, all further obligations of the parties under the Business Combination Agreement (except for certain obligations related to confidentiality, effect of termination, fees and expenses, trust fund waiver, and customary miscellaneous provisions) will terminate, and no party to the Business Combination Agreement will have any further liability to any other party thereto except for liability for fraud or for willful breach of the Business Combination Agreement prior to such termination.

Trust Account Waiver

The Nemi Parties agreed that they and their affiliates will not have any right, title, interest or claim of any kind in or to any monies in BHAV’s trust account held for its public shareholders, and have agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom).

Governing Law

The Business Combination Agreement is governed by New York law, provided that matters that are required to be governed by the laws of the Cayman Islands (including, without limitation, in respect of the Mergers and the exercise of appraisal and dissenters’ rights and the fiduciary duties that may apply to the directors and officers of the parties) shall be governed by the laws of the Cayman Islands and, the parties are subject to exclusive jurisdiction of federal and state courts located in New York, NY (and any appellate courts thereof).

Related Agreements

Lock-Up Agreements

On or prior to the Closing, BHAV and Pubco expect to enter into (i) lock-up agreements (each, a “Holder Lock-Up Agreement”) with Nemi shareholders (except for Anirudh Ravi Narayanan and ARN Advisory Partners), BHAV Partners LLC (the “Sponsor”), Giri Devanur, the At-Risk Capital Investors and certain members of Nemi’s management (the “Lock-up Parties”), and (ii) lock-up agreements (each a, “Founder Lock-Up Agreement” and, collectively with the Holder Lock-Up Agreements, the “Lock-Up Agreements”) with Anirudh Ravi Narayanan and ARN Advisory Partners.

Under the Holder Lock-Up Agreements, each Lock-Up Party will agree not to (i) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Pubco Common Stock to be received by such Lock-Up Party in the Transactions, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such shares of Pubco Common Stock, or (iii) publicly disclose the intention to do any of the foregoing, in each case, for a period commencing from the date of the Closing and ending on the date that is the earliest of (x) six months after the Closing, (y) the date after the Closing on which Pubco consummates a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of its stockholders having the right to exchange their shares for cash, securities, or other property and (z) the date after the Closing on which the closing price of Pubco Class A Common Stock equals or exceeds $12.00 per share (as may be adjusted in accordance with the terms thereof) for any 20 trading days within any 30-trading day period commencing 75 calendar days after the Closing.

The terms of the Founder Lock-Up Agreements will be substantially similar to the Holder Lock-Up Agreements, except that the Lock-Up Period (as defined therein) will be for the period commencing from the date of the Closing and ending on the earliest of (i) 24 months after the Closing, (ii) the date after the Closing on which Pubco completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of Pubco’s stockholders having the right to exchange their shares for cash, securities or other property and (iii) the date after the Closing on which (x) the closing price of Pubco Class A Common Stock equals or exceeds $30.00 per share for any 20 trading days within any 30-trading day period commencing 75 calendar days after the Closing and (y) Pubco’s revenue equals or exceeds $30 million for any quarterly period as evidenced by interim or audited financial statements included in Pubco’s filings with Securities and Exchange Commission (the “SEC”).

Copies of the form of Holder Lock-Up Agreement and form of Founder Lock-Up Agreement are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Insider Letter Amendment

Contemporaneously with the execution of the Business Combination Agreement, BHAV, the Sponsor, Nemi and BHAV’s directors, officers and advisors (the “Insiders”) entered into an amendment (the “Insider Letter Amendment”) to the letter agreement, dated as of March 18, 2026 (the “Insider Letter”), that was entered into in connection with BHAV’s initial public offering, to, among other things (i) add Pubco as a party to the Insider Letter, (ii) revise the terms of the Insider Letter to reflect the Transactions, including having Pubco assume and be assigned the rights and obligations of BHAV under the Insider Letter, and (iii) amend the terms of the Insider Letter to conform with the lock-up terms in the Holder Lock-Up Agreements described above, in each case, subject to and contingent upon the Closing.

A copy of the Insider Letter Amendment is attached as Exhibit 10.3 hereto and is incorporated herein by reference.

Subscription Agreement Amendment

On or prior to the Closing, BHAV, the Sponsor and Nemi, on the one hand, and each At-Risk Capital Investor, on the other hand, will each enter into an amendment (each, a “Subscription Agreement Amendment”) to the subscription agreements, each dated as of March 18, 2026 (the “Subscription Agreements”), that were entered into in connection with BHAV’s initial public offering, to, among other things (i) add Pubco as a party to the Subscription Agreements, (ii) to revise the terms of Subscription Agreements to reflect the Transactions, including having Pubco assume and be assigned the rights and obligations of BHAV under the Subscription Agreements, and (iii) amend the terms of the Subscription Agreements to conform with the lock-up terms in the Holder Lock-Up Agreements described above, subject to and contingent upon the Closing.

A copy of the form of the Subscription Agreement Amendment is attached as Exhibit 10.4 hereto and is incorporated herein by reference.

Amended and Restated Registration Rights Agreement

Contemporaneously with the Closing, BHAV and Nemi, on the one hand, and each of the Sponsor, the At-Risk Capital Investors, Nemi Shareholders and Maxim Group LLC (“Maxim”), on the other hand, will enter into an amended and restated registration rights agreement (each, an “Amended Registration Rights Agreement”), pursuant to which, among other things (i) Pubco will assume the registration obligations of BHAV under the original registration rights agreements entered into at the time of BHAV’s initial public offering, and (ii) such rights will apply to Pubco Common Stock with respect to the registration rights thereunder.

A copy of the form of Amended Registration Rights Agreement is attached as Exhibit 10.5 hereto and is incorporated herein by reference.

Sponsor Support Agreement

In connection with the execution of the Business Combination Agreement, on November 3, 2026, BHAV, Nemi and the Sponsor entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”), pursuant to which the Sponsor agreed to, among other things, (i) subject to certain permitted transfers provided therein, not to transfer any Subject Securities (as defined in the Sponsor Support Agreement) until the Expiration Time (as defined in the Sponsor Support Agreement), (ii) to vote all the Subject Securities in favor of the proposals in connection with the Transactions, (iii) to vote all the Subject Securities against any alternative business combination or other proposal that would impede the Transactions; and (iv) subject to and conditioned upon the Closing, to waive any adjustment to the initial conversion ratio of the BHAV Class B Ordinary Shares that would otherwise result from the Transactions.

A copy of the Sponsor Support Agreement is attached as Exhibit 10.6 hereto and is incorporated herein by reference.

Maxim Consent and Amendment

On November 3, 2026, BHAV and the Sponsor entered into a letter agreement (the “Maxim Consent and Amendment”) with Maxim, as representative of the underwriters in BHAV’s initial public offering, pursuant to which Maxim irrevocably and unconditionally consented to the Amended Registration Rights Agreement, the Subscription Agreement Amendment and the Insider Letter Amendment (including in its capacity as an express third-party beneficiary of the Insider Letter). The Maxim Consent and Amendment also amends the IPO Underwriting Agreement, to permit Cantor Fitzgerald & Co. (“Cantor”) to be engaged as underwriter, book-running manager or placement agent for future public and private equity, equity-linked and debt offerings of BHAV (or any successor or subsidiary) without triggering Maxim’s right of first refusal, provided that, for any Cantor-led offering during the term of such right of first refusal, Maxim will receive a cash fee equal to 1.5% of the aggregate gross proceeds of such offerings until cumulative gross proceeds equal $50,000,000, and 0.75% of aggregate gross proceeds in excess of $50,000,000.

A copy of the Maxim Consent and Amendment is attached as Exhibit 10.7 hereto and is incorporated herein by reference.

The Business Combination Agreement and other agreements described above have been included to provide current and prospective investors with information regarding their respective terms. They are not intended to provide any other factual information about BHAV, Nemi, or the other parties thereto. In particular, the assertions embodied in the representations and warranties in the Business Combination Agreement and documents ancillary thereto were made as of a specified date, are modified or qualified by information in one or more confidential disclosure schedules prepared in connection with the execution and delivery of the Business Combination Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Business Combination Agreement and documents ancillary thereto are not necessarily characterizations of the actual state of facts about BHAV, Nemi or the other parties thereto at the time they were made or otherwise and should only be read in conjunction with the other information that BHAV makes publicly available in reports, statements and other documents filed with the SEC. BHAV and Nemi investors and securityholders are not third-party beneficiaries under the Business Combination Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement.

The foregoing descriptions of agreements and the transactions and documents contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Business Combination Agreement, form of Holder Lock-Up Agreement, form of Founder Lock-Up Agreement, Insider Letter Amendment, form of Subscription Agreement Amendment, form of Amended Registration Rights Agreement, Sponsor Support Agreement and Maxim Consent and Amendment, copies of which are filed with this Current Report on Form 8-K as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, and the terms of which are incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

Furnished as Exhibit 99.1 hereto and incorporated herein by reference is the investor presentation that is expected to be used by BHAV and Nemi in connection with the Business Combination Agreement and the Transactions contemplated thereby.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

The proposed Business Combination will be submitted to the shareholders of BHAV for their consideration. A registration statement on Form S-4 (as may be amended, the “Proxy Statement/Prospectus”) is expected to be filed with the SEC, which will include preliminary and definitive proxy statements to be distributed to BHAV’s shareholders in connection with BHAV’s solicitation for proxies for the vote by BHAV’s shareholders in connection with the proposed Business Combination and other matters to be described in the Proxy Statement/Prospectus, as well as a prospectus relating to the securities to be issued in connection with the completion of the proposed Business Combination. After the Proxy Statement/Prospectus has been filed and declared effective by the SEC, BHAV will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed Business Combination.

BHAV’s shareholders and other interested persons are advised to read, once available, the preliminary Proxy Statement/Prospectus and any amendments thereto and, once available, the definitive Proxy Statement/Prospectus in connection with BHAV’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve, among other things, the proposed Business Combination, because these documents will contain important information about BHAV, Nemi and the proposed Business Combination. This Report does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. BHAV and Nemi may also file other documents with the SEC regarding the Business Combination. Shareholders may also obtain a copy of the preliminary or definitive Proxy Statement/Prospectus, once available, as well as other documents filed with the SEC regarding the proposed Business Combination and other documents filed with the SEC by BHAV and Nemi, without charge, at the SEC’s website located at www.sec.gov or by directing a request to BHAV Acquisition Corp or Nemi at 255 Old New Brunswick Rd., Suite N210, Piscataway, NJ 08854, or 12603 Southwest Freeway, Suite 555, Stafford, TX 77477, respectively.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY, NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED BUSINESS COMBINATION PURSUANT TO WHICH ANY SECURITIES ARE TO BE OFFERED OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

BHAV, Nemi and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from BHAV’s shareholders in connection with the proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of BHAV’s shareholders in connection with the proposed Business Combination will be set forth in the Proxy Statement/Prospectus when it is filed with the SEC. You can find more information about BHAV’s directors and executive officers in BHAV’s final prospectus related to its initial public offering dated March 18, 2026, and subsequent SEC reports. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the Proxy Statement/Prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed Business Combination. This Report also does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This Report is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K and exhibits attached herein contain certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the proposed Business Combination and the parties thereto. All statements contained in this Report, other than statements of historical fact, including, without limitation, statements regarding the proposed Business Combination between BHAV and Nemi; the anticipated benefits and timing of the proposed Business Combination; expected trading of the combined company’s securities on the Nasdaq Stock Market; the combined company’s future financial performance; the ability of the combined company to execute its business strategy, its market opportunity and positioning; and other statements regarding management’s intentions, beliefs, or expectations with respect to the combined company’s future performance, are forward-looking statements. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of Nemi’s and BHAV’s management and are not predictions of actual performance.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Nemi and BHAV. These forward-looking statements are subject to a number of risks and uncertainties, including (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed Business Combination; (2) the outcome of any legal proceedings that may be instituted against Nemi or BHAV, the combined company or others following the announcement of the proposed Business Combination; (3) the inability to complete the proposed Business Combination due to the failure to obtain approval of the shareholders of Nemi or BHAV or to satisfy other conditions to closing; (4) changes to the proposed structure of the proposed Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the proposed Business Combination; (6) the risk that the proposed Business Combination disrupts current plans and operations of Nemi as a result of the announcement and consummation of the proposed Business Combination; (7) Nemi’s ability to scale and grow its business, and the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; (8) risks that the Business Combination disrupts current plans and operations of Nemi; (9) the ability to implement business plans, forecasts, identify and realize additional opportunities, and other expectations; (10) political, social or economic instability in the emerging markets, including the Middle East, and other countries in which Nemi, the post-combination company, and other channel participants and customers of some or all of the foregoing operate or plan to operate; (11) risks relating to product development and commercialization timing, customer adoption and strategic partnerships; (12) Nemi’s ability to maintain and recognize benefits from its existing strategic relationships; (13) costs related to the proposed Business Combination; (14) changes in applicable laws or regulations; (15) changes in government mandates, requirements and standards as they relate to artificial intelligence, quantum security and infrastructure; (16) Nemi’s estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; (17) any downturn or volatility in economic conditions; (18) changes in the competitive environment affecting Nemi or its customers, including Nemi’s inability to introduce new products or technologies; (19) the impact of pricing pressure and erosion; (20) supply chain risks; (21) risks to Nemi’s ability to protect its intellectual property and avoid infringement by others, or claims of infringement against Nemi; (22) the possibility that Nemi or BHAV may be adversely affected by other economic, business and/or competitive factors; (23) Nemi’s estimates of its financial performance; (24) risks related to the fact that BHAV is incorporated in the Cayman Islands and governed by Cayman Islands law; (25) and those factors discussed in BHAV’s final prospectus related to its initial public offering dated March 18, 2026, under the heading “Risk Factors,” and subsequent Quarterly Reports on Form 10-Q, the Proxy Statement/Prospectus, or other documents that will be filed with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Nemi nor BHAV presently knows or that Nemi and BHAV currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should carefully consider the foregoing factors and the other risks and uncertainties to be described in the “Risk Factors” section of the Proxy Statement/Prospectus to be filed by BHAV and Nemi with the SEC, and other documents filed by BHAV and/or Nemi from time to time with the SEC. In addition, forward-looking statements reflect Nemi’s and BHAV’s expectations, plans or forecasts of future events and views as of the date of this Report. Nemi and BHAV anticipate that subsequent events and developments will cause Nemi’s and BHAV’s assessments to change. However, while Nemi and BHAV may elect to update these forward-looking statements at some point in the future, Nemi and BHAV specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Nemi’s and BHAV’s assessments as of any date after the date of this Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*†	Business Combination Agreement, dated as of November 3, 2026, by and among BHAV Acquisition Corp, Nemi Corp., Merger Sub 1, Nemi LLC, and BNC Motors Pvt. Ltd.

10.1*	Form of Holder Lock-Up Agreement, by and among Nemi Corp., BHAV Acquisition Corp and the holders party thereto.

10.2*	Form of Founder Lock-Up Agreement, by and among Nemi Corp, BHAV Acquisition Corp and the holders party thereto.

10.3†	Insider Letter Amendment, dated as of November 3, 2026, by and among BHAV Acquisition Corp, BHAV Partners LLC, Nemi Corp. and the other parties thereto.

10.4	Form of Subscription Agreement Amendment, by and among BHAV Acquisition Corp, BHAV Partners LLC, Nemi Corp. and the other parties thereto.

10.5†	Form of Amended and Restated Registration Rights Agreement, by and among BHAV Acquisition Corp, Nemi Corp. and the other parties thereto.

10.6†	Sponsor Support Agreement, dated as of November 3, 2026, by and among BHAV Acquisition Corp, BHAV Partners LLC and Nemi Corp.

10.7*	Consent and Amendment, dated November 3, 2026, by and among Maxim Group LLC, BHAV Acquisition Corp and BHAV Partners LLC.

99.1**	Investor Presentation, dated as of November 3, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	The exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally to the SEC a copy of all omitted exhibits and schedules upon its request.
†	Certain personally identifiable information has been omitted from this Exhibit pursuant to Item 601(a)(6) of Regulation S-K.
**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BHAV Acquisition Corp

	By:	/s/ Giri Devanur
	Name:	Giri Devanur
	Title:	Chief Executive Officer and Director

Date: November 9, 2026